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Consent of Independent Certified Accountants

The Board of Directors
Capital Markets Corporation

We consent to the use of our report included in the Form 8-K of Headlands Mortgage Securities Inc. and to the reference to our firm under the heading "Experts" in the Prospectus Supplement for Headlands Home Equity Loan Trust 1997-1.

                                                     /s/ KPMG Peat Marwick LLP

New York, New York
August 15, 1997